                                                                   EXHIBIT 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                SUPPLY AGREEMENT

     THIS AGREEMENT (the "Agreement"), entered into and effective this 1st day of July 1998 (the "Effective Date"), by and between BECTON, DICKINSON AND COMPANY, a corporation organized under the laws of New Jersey, through its PHARMACEUTICAL SYSTEMS DIVISION with a place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417-1866 "BD"), and AVIRON, a corporation organized under the laws of Delaware, with a place of business at 297 North Bernardo Avenue, Mountain View, California 94043 ("Aviron").

                                   WITNESSETH:

     WHEREAS, BD has experience in the production of drug delivery devices and containers, including syringe components;

     WHEREAS, Aviron is engaged in the development of virus vaccines which can be delivered intra-nasally with the syringes produced by BD;

     WHEREAS, Aviron desires to purchase syringe components from BD and BD desires to manufacture and supply such components to Aviron in accordance with the terms and conditions set forth herein;

     WHEREAS, the [***] of Aviron's commercialization of its vaccine;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

Each of the capitalized terms used in this Agreement (other than the headings of the Articles and Sections), whether used in the singular or the plural, shall have the meaning as set forth below or, if not listed below, the meaning as designated in places throughout this Agreement.

     1.1 "AFFILIATE" shall mean any entity that directly or indirectly controls, is controlled by or is under common control with a party to this agreement. As used in this Section 1.1, "control" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or the policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

     1.2 "APPLICABLE LAWS" shall mean any laws, rules and regulations applicable to the manufacture of the Product, including current Good Manufacturing Practices of the Regulatory Authorities, any applicable environmental, health and safety laws relating to the manufacture of the Product, and any other laws, regulations or guidelines applicable to the performance of this Agreement.

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                                       1.

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     1.3  "FDA" shall mean the U.S. Food and Drug Administration, and any successor agency thereof.

     1.4 "FLU SEASON" shall mean the period of time during a calendar year in which it is anticipated that the Product will be used to deliver the Vaccine, which begins on the first day of August of each calendar year, e.g., beginning August 1, 1999 for the 1999 Flu Season, unless Aviron provides BD with twelve
(12) months written notice of any changes to the starting date of the affected Flu Season, or unless the parties mutually agree otherwise.

     1.5 "INTELLECTUAL PROPERTY" shall mean all patentable and unpatentable inventions, discoveries, improvements, enhancements, modifications, data, trade secrets, know-how and any equivalents thereof which are not in the public domain and/or generated by BD and/or Aviron during the term of and pursuant to this Agreement.

     1.6 "MF" shall mean the set of documents referred to in Applicable Laws as either the Drug or Biologics "Master File" or the equivalent, as updated from time to time, which is required for some portion of the manufacture and testing of the Product for clinical use and commercial sale, and which is submitted to the Regulatory Authorities and referenced in the Product License Application filing in the U.S. or its foreign equivalent.

     1.7 "PRODUCT" shall mean the syringe assembled from the components listed in Exhibit 1.7 which conform to the Specifications.

     1.8 "REGULATORY AUTHORITIES" shall mean the FDA and the corresponding regulatory authorities of the European Union and its member states, and any other country where Regulatory Approval is required for the manufacture, use or sale of the Product and/or System.

     1.9 "SPECIFICATIONS" shall mean the technical and performance criteria of each Product component as set forth in Exhibit 1.9.

     1.10 "SYSTEM" shall mean the Product combined with Aviron's Vaccine.

     1.11 "VACCINE" shall mean Aviron's intranasal influenza virus vaccine for use in humans described in Exhibit 1.11, as amended from time to time by mutual agreement of the parties. If requested by Aviron during the term of this Agreement, and subject to any pre-existing obligations of BD to any third party, BD and Aviron shall negotiate in good faith with each other with respect to rights to use and sell the Product in connection with other [***] Aviron has under development, including [***] as described in Exhibit 1.11 A, e.g., adding such additional vaccines to Exhibit 1.11.

                                   ARTICLE 2

                              MANUFACTURE AND SALE

     2.1 During the term of this Agreement and subject to the terms and conditions set forth herein, BD agrees to make commercially reasonable efforts to manufacture and supply to

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                                       2.

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Aviron all amounts of the Product and/or components thereof, and Aviron agrees to purchase all of its requirements for the Product and components for the Product exclusively from BD in such quantities as from time to time may be ordered by Aviron as provided herein.

     2.2 EXCLUSIVITY. BD shall supply the Product to Aviron initially on an exclusive basis for commercial sale and use in the delivery of human influenza vaccines through the 2001 Flu Season. Thereafter, for the remaining term of this Agreement, BD shall supply the Product to Aviron on a non-exclusive basis for commercial sale and use in the delivery of human influenza vaccines; however, during the term of this Agreement, BD shall not knowingly provide or enter into a contract to provide, or willingly maintain a contract to provide, the Product to any third party (other than Aviron, its Affiliates and sublicensees) for commercial sale and use in the delivery of [***], with the proviso that Aviron shall have the burden of (i) notifying BD and providing BD with reasonably sufficient evidence [***], and (ii) [***] in accordance with the above. Aviron shall [***] BD under this provision to the extent that such damages have accrued prior to [***] and the provision of reasonably sufficient evidence of this fact to [***] makes a good faith effort to cease such activity.

     2.3 MARKING. To the extent permitted by applicable laws and regulations in the various countries where the System is to be sold by Aviron, BD reserves the right to mark the Product and/or components thereof with its name and/or trademark substantially the same way as the marking on the Products supplied to Aviron prior to the Effective Date, i.e., on the plunger rod, tip cap and dose divider. Aviron agrees to make a good faith effort to [***] used in connection with the System [***] shall not to be unreasonably withheld so long as the [***] are used in a manner consistent with [***] guidelines. However, [***] would prevent Aviron from entering into a license and distribution arrangement with a third party, Aviron shall provide BD with prior notice of such circumstances which will relieve Aviron from any further good faith effort obligation.

     2.4 [***] RIGHT OF [***]. Prior to granting to a third party [***] for use of the [***] which would prevent [***] from [***] to [***] for use with its [***] shall notify [***] of the terms of the [***] arrangement negotiated with the third party. [***] may retain access to the supply of the [***] for use with its [***] by giving [***] written notice within thirty (30) days from receipt of [***] notice that it desires to enter into an agreement with [***] on such terms, and [***] and [***] shall promptly thereafter execute an agreement with such terms.

                                   ARTICLE 3

                       PRICE, ORDERS AND TERMS OF PAYMENT

     3.1  PRICE AND ADJUSTMENTS.

          (a) PRICE. Aviron shall pay BD the prices set forth in Exhibit 3.1A for each component of the Product, less applicable allowances, for the quantity ordered and delivered in connection with the 1999 Flu Season, and Aviron shall pay BD the prices set forth in Exhibit 3.1B for each component of the Product, less applicable allowances, for the quantity ordered and

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                                       3.

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delivered in connection with the 2000 Flu Season and thereafter for the remaining term of this Agreement. For quantities in excess of [***] Product units, the parties shall [***]. Purchase orders placed for delivery of Product and/or components thereof in connection with a particular Flu Season shall be aggregated for purposes of calculating the price of the Product and/or components thereof delivered in connection with such Flu Season.

          (b) [***]. The prices set forth in Exhibits 3.1A 8,: B shall be [***] for Product and/or components thereof ordered and delivered through [***]. Thereafter, [***] shall be entitled to [***] of the Product and/or components thereof on an annual basis by no more than [***] in the [***] by the [***] of the [***] for the preceding [***] period. In addition, [***] shall be entitled to [***] of the Product and/or components thereof resulting from [***] by [***] or [***] to the [***] for the Product and/or components thereof. If the parties are unable to agree in good faith on a [***], an independent auditor reasonably acceptable to both parties shall review the [***] caused by the [***] and shall [***] based on the [***]. If [***] does not agree with the auditor's conclusions, [***] shall have the right to [***] upon [***] written notice to [***].

          (c) [***]. In the event [***] enters into a [***] for the [***] with a third party (subject to the [***] provided in Section [***]), [***] shall so advise [***] and [***] for the Product shall be [***] where appropriate, in order to [***] to the third party if the [***], including any [***] and other [***] received by [***] from such third party, is [***] than the [***] in Exhibit [***] for the same [***]; provided, however, that any [***] shall only be applicable to situations involving [***] and [***] terms for [***] used in [***].

     3.2 FORECASTS. In order to assist BD in its production planning over the term of this Agreement, Aviron shall provide BD with a rolling eighteen month
(18) non-binding forecast of its best estimate of its purchase requirements of the Product and/or components thereof, with such forecast indicating requirements for any Flu Season occurring during such period ("Rolling Forecast"). Thereafter, Aviron shall up-date the Rolling Forecast on a quarterly basis. Presently, Aviron estimates that it will initially require approximately [***] Products beginning with the [***] and [***] Products for [***].

     3.3  PURCHASE ORDERS.

          (a) Aviron agrees to purchase [***] of Product up to [***] Product units in connection with the [***]. BD agrees to supply Aviron with at least [***] Product units in accordance with a delivery schedule to be agreed upon between the parties prior to [***], which may be revised thereafter as agreed upon between the PARTIES. In addition, BD agrees to undertake [***] effort to supply Aviron with up to [***] Product units. However, in the event BD is only able to supply Aviron with less than [***] Product units, the price per [***] units shall be [***] as instead of the [***] as indicated in Exhibit 3.1A, and BD's failure shall [***] of this Agreement.

          (b) Aviron agrees to purchase [***] Product units in connection with the [***] Flu Seasons during the term of this Agreement ("Purchase Order"). In addition, on or

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                                       4.

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before [***] of each year during the term of this Agreement beginning with
[***], Aviron shall submit to BD a binding purchase order for its requirements for the Product and/or components thereof for the following Flu Season. In each Purchase Order for any Flu Season, Aviron shall state, after consultation with BD, a reasonable delivery schedule for Products and/or components thereof to be delivered for that Flu Season, and shall allow up to [***] for delivery to begin (with each binding Purchase Order being for at least a [***] Product units). Aviron may submit additional purchase orders for its [***], and BD shall exercise [***] efforts to meet such [***] depending upon [***] and any [***].

          (c) Subject to the [***], BD shall accept Purchase Orders submitted by Aviron in accordance with the terms and conditions set forth herein, including but not limited to those set forth in Subsection 3.3(a) above, which are within [***] of the quantity Aviron indicated in its Rolling Forecast. Orders for Products in excess of such amounts shall be subject to acceptance by BD [***]. However, BD shall exercise [***] efforts to meet any changes, including schedule and quantity changes, and BD shall [***] effort to comply with unplanned changes in Purchase Orders but shall [***] orders for Products that are not within [***] of the quantity Aviron has committed to purchase during the coming Flu Season.

     3.4 INVENTORY. [***] BD agrees to manufacture and maintain a stock of the greater of [***] Product units or [***] of the then current Purchase Order up to a maximum of [***] Product units for shipment within a reasonable period of time not to exceed [***] days from ordering to accommodate any [***] pursuant to
Section 3.3 above ("INVENTORY"). In addition, during the term of this Agreement the parties shall negotiate in good faith any increases in the amount of Product to be maintain by BD in inventory. However, upon termination or expiration of this Agreement, Aviron agrees to [***], subject to Aviron's right to draw down such Inventory with its last Purchase Order.

     3.5 INVOICES AND PAYMENT TERMS. BD shall invoice Aviron upon each shipment of the Product and/or components thereof, and Aviron shall pay the full balance of each invoice within sixty (60) days of delivery by BD to the common carrier. In addition, at the end of each Flu Season, BD shall invoice and reimburse Aviron for any applicable credits [***] to meet the [***] level, including levels for volume for Purchase Orders [***], or for any charge backs if [***] during the [***], including any applicable [***].

     3.6 MINIMUM SUPPLY. In view of the fact that Aviron [***] purchase [***] Product units under the Agreement in connection with [***], BD agrees to supply at least [***] Product units in connection with such [***] and in the event [***] at least [***] Product units, [***] a [***] of [***] for each Product unit [***]. BD's [***] shall [***] of this Agreement. The [***] shall be [***] for the [***], and Aviron [***] of the Product units supplied by BD.

     3.7 WITHDRAWAL FROM MANUFACTURE. BD agrees to provide the Product and/or components thereof to Aviron during the term of the Agreement and will give [***] written notice to Aviron in the event BD elects to withdraw from the business of manufacturing the Product and/or components thereof.

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                                       5.

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                                   ARTICLE 4

                       EXPANSION OF MANUFACTURING CAPACITY

     4.1 CAPACITY EXPANSION. BD agrees to expand its manufacturing capacity for the Product manufactured by establishing a high-speed manufacturing line with a capacity of approximately [***] Product units per month ("High-Speed LINE"). BD agrees to make commercially reasonable efforts to have the High-Speed Line completed and validated to manufacture Product for commercial use and sale by [***] ("Completion Date").

     4.2 [***] BY AVIRON. In order to facilitate BD's expansion of its capacity, Aviron agrees to [***] as per the following schedule ([***]):

             [***]          Date                               [***]
                            ----                               -----
               1            [***]                              [***]
               2            [***]                              [***]
               3            [***]                              [***]
               4            [***]                              [***]

     4.3 [***]. BD shall [***] over the term of this Agreement by at BD's option either [***] Aviron with [***] of each Product or by [***] to Aviron [***] for each Product ordered and delivered in connection with a Flu Season beginning with the 2000 Flu Season until such time as the [***]. Upon expiration of this Agreement or termination of this Agreement by Aviron for other than cause, any [***] shall expire, and BD shall not be required to [***] any [***] to Aviron. Upon termination of this Agreement by Aviron for cause, BD shall [***].

     4.4 [***]. If Aviron forecasts requirements of the Product in [***] of the High-Speed Line for a particular Flu Season, and if Aviron [***] BD the [***], BD will make a [***] effort to [***] within [***] after receipt of the [***] by establishing a [***] of the [***] will be made by [***] described in Section [***] with respect to the prior [***], except that the [***] will be [***] for each Product ordered and delivered in [***] of the first [***] until such time as the [***] has been [***]. The other terms and conditions of Section [***] shall apply mutatis mutandis.

                                   ARTICLE 5

                      REGULATORY ACTIVITIES AND MANUFACTURE

     5.1  REGULATORY ACTIVITIES.

          (a) BD shall be responsible for diligently filing and prosecuting any authorizations or approvals for the Product by applicable Regulatory Authorities required for the

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                                       6.

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commercial sale of the System and diligently respond to any comments or concerns raised by such Regulatory Authorities. BD shall provide Aviron with any registration dossier or materials, and any amendment thereof, that are in its possession or control in respect of the Product to the extent necessary for Aviron to perform its obligations under this Agreement.

          (b) Subject to BD's obligations under Subsection 5.1(a) above, Aviron shall be responsible for diligently filing and prosecuting any authorizations or approvals by applicable Regulatory Authorities required for the commercial sale of the Vaccine and the System and diligently respond to any comments or concerns raised by such Regulatory Authorities. Aviron shall provide BD with any registration dossier or materials, and any amendment thereof, that are in its possession or control in respect of the System to the extent necessary for BD to perform its obligations under this Agreement. Aviron shall also be responsible for maintaining all regulatory approvals from the applicable Regulatory Authorities for the Vaccine and its delivery by means of the System.

          (c) Each party shall have full access and the right of reference to the other party's regulatory filings and approvals, but only to the extent necessary and appropriate for the filing of its regulatory submissions as required under this Agreement.

     5.2  MANUFACTURE OF PRODUCT.

          (a) The Product and/or components thereof shall be manufactured in accordance with Applicable Laws and consistent with the MF and in conformance with the Specifications. With each shipment, BD shall provide certificates of conformance and sterilization to Aviron for all Product and/or components thereof delivered, any batch records as Aviron may request from time to time, including any applicable analytical and manufacturing documentation related to the Product and/or components thereof, and any necessary customer samples as described in the Specifications.

          (b) Aviron shall provide to BD written notice of any required changes to the Specifications, and BD will use its reasonable efforts to accommodate such Specification changes. If any Specification change requested by Aviron affects BD's costs of producing the Product by more than [***] as set forth in Section [***] hereof.

     5.3  CHANGE MANAGEMENT.

          (a) BD shall advise Aviron in writing of any proposed Specification change affecting the form, fit or function of the Product and/or components thereof or any regulatory approvals of the Product and/or components thereof or the System, which proposed changes must be approved by Aviron in writing prior to implementation by BD or BD's sub-contractors. Approval of proposed changes will be considered given if Aviron has not responded to BD in writing within [***] following notification by BD of proposed changes.

          (b) In the event Aviron and BD are unable to agree on such changes, BD shall continue to supply the Product and/or components thereof to Aviron pursuant to the Specifications in effect at the time of BD's proposal until an alternate manufacturer is in a

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position to supply the Product and/or components thereof to Aviron, or for a period of [***] years, whichever is less, unless otherwise prevented by law or court order from doing so.

          (c) Aviron (and its Affiliates) shall have the right to audit BD for compliance with Applicable Laws, including quality systems regulations, at reasonable intervals at Aviron's cost. Such audits shall be scheduled at mutually agreeable times upon at least [***] days' advance written notice to BD. The audit shall be subject to the conditions of confidentiality under Article 8.

          (d) BD shall establish change control procedures which document and allow the tracking of any and all changes made by BD or its sub-contractors the manufacturing process and other aspects of the manufacture and testing of the Product and/or components thereof.

                                   ARTICLE 6

                             DELIVERY AND ACCEPTANCE

     6.1 TERMS OF DELIVERY. The Product and/or components thereof shall be shipped [***] in accordance with Exhibit 6.1. No provision on Aviron's Purchase Order forms or BD's Invoice forms which may purport to impose different conditions upon a party, nor any other modifications of this Agreement, shall be of any force or effect, unless in writing and signed by the parties claimed to be bound thereby.

     6.2  INSPECTION, ACCEPTANCE OR REJECTION OF PRODUCT SHIPMENTS.

          (a) Within a reasonable time after delivery of the Product and/or components thereof to the facility designated by Aviron, Aviron or its designee shall inspect and test the Product and/or components thereof at its own cost. If Aviron or its designee finds that the Product and/or components thereof does not conform to the Specifications, Aviron or its designee shall, within [***] after the date of the receipt of a shipment containing non-conforming Product and/or components thereof, give BD written notice of any claim setting forth the details of such non-conformity, or otherwise shall be deemed to have accepted the shipment. BD shall replace out of its Inventory maintained in accordance with the provisions of Section 3.4, at its expense and at no cost to Aviron, any batch of Product and/or components thereof containing non-conforming Product and/or components thereof within [***] after BD receives the above-mentioned written notice from Aviron, and BD shall replace defective Products and/or components thereof in excess of its Inventory within [***] thereafter. In accordance with BD's request, any batches containing Product and/or components thereof which do not conform to the Specifications shall either be returned to BD or destroyed at BD's expense and election.

          (b) If, during the shelf-life of the Product, Aviron or its distributors discover any non-compliance of the Product with the Specifications and if such non-compliance was not reasonably discoverable by Aviron with the visual inspection and the acceptance tests performed pursuant to Subsection (a) above, Aviron shall have [***] from the date of discovery of such

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                                       8.

latent defect to provide BD with written notice thereof, and the provisions of Subsection (a) above shall apply rnutatis mutandis.

          (c) In the event the parties disagree as to whether Product conforms to the Specification or whether it was reasonably discoverable as provided in Subsection (b), the rejected Product shall be submitted to a mutually acceptable third party testing laboratory, which shall determine whether such Products meet the Specification. The parties agree that such testing laboratory's determination shall be final. The party against whom the testing laboratory rules shall bear the fees and costs charged by the testing laboratory. If the testing laboratory rules that the Products meet the Specification, Aviron shall purchase the Products at the price agreed in accordance with Section 3.1, irrespective of whether BD has already replaced the Products. If the testing laboratory rules that the Products do not meet the Specification and the Products have not yet been replaced by BD, BD shall credit Aviron's account with an amount equal to the purchase price of the rejected Products, or refund that amount to Aviron, as the case may be.

                                   ARTICLE 7

                      WARRANTIES, INDEMNITIES AND INSURANCE

     7.1  WARRANTIES.

          (a) BD warrants that Product and/or components thereof at the time of delivery to Aviron is not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended (the "Act"), or within the meaning of any applicable non-U.S., state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as such Act and such laws are constituted and effective at the time of delivery, and is not an article which may not, under the provisions of Sections 404 and 505 of such Act, be introduced into interstate commerce.

          (b) BD warrants to Aviron that at the time of delivery the Product and/or components thereof (i) meets the Specifications, (ii) was manufactured in accordance with applicable quality systems regulations and other mutually agreeable standards and (iii) is free from defects in design, materials and workmanship; provided, however, that the [***] with respect to the [***] with respect to the [***]. Claims on account of defects, loss of or damage to the Product and/or components thereof shall be made by Aviron in accordance with the provisions of Section [***], and [***] in accordance therewith. The warranty shall [***] or to (i) any [***] that had been [***] for any purpose [***] or
(ii) any [***]. If [***] is made by Aviron within the [***] period of time referred to in [***], the Product and/or components thereof is deemed to be [***], and BD shall [***] thereto, except as provided in Subsection [***].

          (c) BD warrants that the Product and/or components thereof [***] and Aviron warrants that Aviron's Vaccine to be combined with the Product and/or components thereof

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                                       9.

[***]. Each party warrants further that it has all the necessary rights and powers to grant the rights to the other party as provided in this Agreement, and that the execution, delivery and performance of this Agreement as of the Effective Date or thereafter does not result in a violation or conflict with any agreements with third parties.

          (d) BD MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT AND/OR COMPONENTS THEREOF, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALL OTHER EXPRESS OR IMPLIED WARRANTIES ARE HEREBY DISCLAIMED BY BD.

     7.2  INDEMNITY.

          (a) Aviron shall indemnify, defend and hold BD harmless from and against any and all claims, demands, actions, suits, causes of action, damages and expenses (including but not limited to expenses of investigation, settlement, litigation and reasonable attorneys' fees incurred in connection therewith) which are hereafter made, sustained or brought against BD by any third party for the recovery of damages for damage to tangible property or bodily injury, illness or death of any third party caused or alleged to be caused by the use, distribution, sale of the System or any Aviron product that includes the Product, unless such claims, demands, actions, suits, causes of action, damages or expenses allegedly occurred as a result of BD's negligence, willful misconduct, or breach of its warranties contained in Section 7.1 hereof.

          (b) BD shall indemnify, defend and hold Aviron harmless from and against any and all claims, demands, actions, suits, causes of action, damages and expenses (including, but not limited to expenses of investigation, settlement, litigation and reasonable attorneys' fees incurred in connection therewith) which are hereafter made, sustained or brought against Aviron by any third party arising out of or resulting from BD's negligence, willful misconduct or breach of the warranty set forth in Section 7.1 hereof, or from an alleged infringement or misappropriation by BD of any patent, BD trademark, copyright or trade secret of a third party relating to the Product and/or components thereof.

          (c) Each party shall notify the other party in writing promptly upon becoming aware of any claim or potential claim covered by this Section 7.2, and shall describe such claim or potential claim in reasonable detail based upon the information then in the claiming party's possession. The claiming party shall reasonably cooperate with the responding party in the defense of all such claims. No settlement or compromise for a consideration other than money shall be binding on a claiming party without its prior written consent, which shall not be unreasonably withheld.

     7.3 INSURANCE. Each party warrants to the other that it is currently insured and covenants that at all times during the term of this Agreement it will maintain a comprehensive general liability insurance policy which (i) is sufficient to adequately protect against the risks associated with its ongoing business, up to a maximum of [***] per occurrence and [***] in the aggregate and
(ii) provides that it cannot be terminated or canceled without giving the other party

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                                      10.

[***] written notice. Each party shall continue to maintain such insurance as during the term of the Agreement and thereafter, until a commercially reasonable time after Aviron has ceased to market the System or any other product which incorporates the Product.

                                   ARTICLE 8

                                 CONFIDENTIALITY

     8.1 CONFIDENTIAL INFORMATION. All information furnished by Aviron to BD or any of its Affiliates, or by BD to Aviron or any of its Affiliates, during the term of this Agreement, relating to the subject matter hereof ("Confidential Information") shall be kept confidential by the party receiving it, and the party receiving Confidential Information shall not make use of it except for purposes authorized by this Agreement, nor disclose any Confidential Information to any person or firm unless previously authorized in writing to do so; provided, however, that the party receiving Confidential Information may disclose it as necessary to responsible officers, employees and independent contractors for the purposes contemplated by this Agreement, provided that such officers, employees and independent contractors shall have assumed obligations of confidentiality no less stringent than those contained herein. Both parties recognize that reciprocal non-disclosure agreements have been signed that do not contradict the terms outlined above.

     8.2 OTHER INFORMATION. The foregoing limitations on the use and disclosure of Confidential Information shall not apply to information which:

          (a) at the time of disclosure or thereafter lawfully becomes a part of the public domain;

          (b) was otherwise in the receiving party's lawful possession prior to disclosure as shown by its written records;

          (c) is released from confidential status by mutual agreement of the parties; or

          (d) has been developed by the receiving party independently of the Confidential Information received from the disclosing party.

     8.3 PUBLICITY. Except as may be required by applicable laws and regulations or a court of competent jurisdiction, neither party may make any public release or other disclosure with respect to this Agreement or the terms hereof without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the above, the parties shall issue a joint press release promptly after the execution of this Agreement substantially in the form as attached in Exhibit 8.3 or as otherwise mutually agreed between the parties.

     8.4 DISCLOSURE. If the receiving party is required by any governmental agency, court or other quasi-judicial or regulatory body to provide Confidential Information received under this Agreement, the receiving

-----------------
[***] Confidential Treatment Requested.

                                      11.

party shall not be liable for such disclosure provided that the receiving party, as promptly as reasonably possible, gives notice to the disclosing party of the requirement in order that the disclosing party may contest the requirement to provide such information.

                                   ARTICLE 9

             INTELLECTUAL PROPERTY RIGHTS TO THE PRODUCT AND SYSTEM

     9.1 OWNERSHIP OF INTELLECTUAL PROPERTY. During the term of this Agreement, Aviron shall promptly disclose, in writing, to BD all Intellectual Property relating to the Product and/or components thereof, and BD shall promptly disclose, in writing, to Aviron all Intellectual Property relating to the Vaccine. The rights of ownership in Intellectual Property and any patent or patent application claiming such Intellectual Property or any other proprietary right covering such Intellectual Property (referred to herein as "Patent Rights"), are retained by the party that is the employer of the inventor of such Intellectual Property with inventorship being determined under U.S. patent law. Accordingly, Aviron shall own Intellectual Property and Patent Rights made solely by employees of Aviron, BD shall own Intellectual Property and Patent Rights made solely by employees of BD and BD and Aviron shall own jointly any Intellectual Property and Patent Rights made jointly by employees of BD and Aviron, except as follows:

          (a) Aviron shall be the sole and exclusive owner of any Intellectual Property and Patent Rights relating solely to the Vaccine, whether the same is made jointly by Aviron and BD or solely by employees of Aviron or BD;

          (b) BD shall be the sole and exclusive owner of any Intellectual Property and Patent Rights relating solely to the Product and/or components thereof, whether the same is made jointly by Aviron and BD or solely by employees of Aviron or BD; and

          (c) Aviron and BD shall jointly own any Intellectual Property and Patent Rights relating solely to the System, whether the same is made jointly by Aviron and BD or solely by employees of Aviron using the Product or BD using the Vaccine. However, under no circumstances shall BD grant to any third party a license or option to any such jointly owned Intellectual Property and Patent Rights unless such license or option includes a restriction expressly excluding the field of the Vaccine (as defined in Exhibit 1.11) from the license or option.

     9.2 COOPERATION AND ASSISTANCE. Upon written request, each party shall execute and deliver to the other party all descriptions, applications, assignments and other documents and instruments necessary or proper to carry out the provisions of any agreement or assert ownership of its Intellectual Property in accordance with Section 9.1, without further compensation. In addition, the parties shall reasonably cooperate with and assist each other or their nominees in all reasonable ways and at all reasonable times, including, but not limited to, testifying in all legal proceedings, signing all lawful papers and in general performing all lawful acts reasonable, necessary or proper, to aid the other party in obtaining, maintaining, defending and enforcing all lawful Patent Rights, copyright, trade secrets, know-how and the like in the United States and elsewhere. Each party shall reimburse the other party for all reasonable expenses incurred in connection with the cooperation and assistance provided pursuant to this Section 9.2.

                                      12.

     9.3 LICENSES. To the extent necessary to carry out its obligations or exercise its rights under this Agreement, Aviron hereby grants BD a non-exclusive, worldwide, royalty-free license for the term of this Agreement, without right to sublicense, under Aviron's Intellectual Property owned by or licensed to Aviron as of the Effective Date or generated by either party pursuant to this Agreement which would otherwise be infringed, solely to permit BD or its Affiliates, sub-contractors, distributors and sublicensees to perform its obligations under this Agreement and for no other purpose. To the extent necessary to carry out its obligations or exercise its rights under this Agreement, BD hereby grants Aviron a non-exclusive, world-wide, royalty-free license for the term of this Agreement, without right to sublicense, under BD Intellectual Property owned by or licensed to BD as of the Effective Date or generated by either party pursuant to this Agreement which would otherwise be infringed, solely to permit Aviron or its Affiliates, sub-contractors, distributors and sublicensees to offer for sale, sell, import and use the Product and/or components thereof supplied by BD to Aviron under this Agreement and for no other purpose.

                                   ARTICLE 10

                              TERM AND TERMINATION

     10.1 TERM. Unless terminated in accordance with the provisions of Section
10.2 below, the term of this Agreement shall commence on the Effective Date and shall terminate five (5) years from the Effective Date. Thereafter, this Agreement shall be automatically renewed for additional one (1) year periods unless either party provides the other party with written notice of its desire not to renew the Agreement at least twelve (12) months before the expiration of the term of this Agreement or any renewal thereof.

     10.2 EARLY TERMINATION. This Agreement may be terminated as follows:

          (a) By either party immediately upon written notice by one party to the other, if the other party makes an assignment for the benefit of creditors, has a receiver appointed for it or any of its assets, or files a voluntary petition or has filed against it an involuntary petition under the Bankruptcy Code of 1978, as amended, 11 U.S.C. {} 101 et seq., or under any state insolvency laws providing for the relief of debtors, and such involuntary petition is not dismissed within sixty (60) days of its filing;

          (b) By either party if the other party fails to perform or otherwise breaches any of its material obligations hereunder, by giving notice of its intent to terminate and stating the grounds therefor. The party receiving such notice shall have sixty (60) days from the receipt thereof if such breach or failure involves a non-monetary obligation, and thirty (30) days if the breach or failure is regarding a monetary obligation, to cure the failure or breach, at which time this Agreement shall terminate if such failure or breach has not been cured. In no event, however, shall such notice of intention to terminate be deemed to waive any rights to damages or any other remedy which the party giving notice of breach may have as a consequence of such failure or breach; and

                                      13.

          (c) After December 31, 2000, by Aviron with at least [***] prior written notice to BD.

     10.3 EFFECT OF TERMINATION. Termination of this Agreement, for whatever reason, shall not affect any rights or obligations of either party which are intended by the parties to survive termination. Without limiting the generality of the previous sentence, the rights and obligations specified in Sections 5.1, 7.1, 7.2 and 10.4, and Articles 8 and 9 which have accrued prior to termination will survive termination of this Agreement.

     10.4 OBLIGATION TO CONTINUE TO SUPPLY. If BD provides Aviron with written notice of its desire not to renew this Agreement as provided in Section 10.1 above, BD shall continue to supply Aviron with the Product and/or components thereof under the terms of this Agreement for at least [***] from the date of such Notice.

                                   ARTICLE 11

                               GENERAL PROVISIONS

     11.1 FORCE MAJEURE. Any delay in the performance of any of the duties or obligations of either party hereto caused by an event outside the affected party's reasonable control ("Force Majeure") shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay. Force Majeure shall include, without limitation, acts of God, acts of the public enemy, insurrections, riots, injunctions, embargoes, fires, explosions, floods, or other unforeseeable causes beyond the reasonable control, and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in that party's discretion to relieve the effect of such cause as rapidly as possible. Each party shall have the right to terminate this Agreement with written notice effective upon receipt if Force Majeure continues to prevent performance by the other party for a period of more than [***] continuous months.

     11.2 ASSIGNMENT. Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party; provided, however, either party, without such consent, may assign this Agreement or delegate its responsibilities under this Agreement to an Affiliate, and in connection with the transfer or sale of substantially its entire business to which this Agreement pertains in the event of its merger or consolidation with or acquisition by another company or in the event of the transfer or sale to a wholly-owned subsidiary.

     11.3 SUCCESSORS IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their subsidiaries, affiliates, successors and permitted assigns. Assignment to an affiliate or subsidiary shall not release the party making such assignment from responsibility for its obligations under this Agreement.

     11.4 ENTIRE AGREEMENT. This Agreement shall constitute the entire Agreement between the parties hereto and shall supersede any other agreements, whether oral or written,

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                                      14.

express or implied, as they pertain to the Product and/or components thereof. This Agreement may not be changed or modified except by written instrument signed by both parties.

     11.5 SEVERABILITY. If any provision of this Agreement is deemed or held to be illegal, invalid, unenforceable or contrary to any laws or regulations, all other provisions will continue in full force and effect, and the parties where possible will substitute for such provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the parties or such provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     11.6 RELATIONSHIP. The relationship created by this Agreement shall be strictly that of the buyer and SELLER. Neither party is hereby constituted an agent or legal representative of the other party for any purpose whatsoever, and is granted no right or authority hereunder to assume or create any obligation, express or implied, or to make any representation, warranties or guarantees, except as are expressly granted or made in this Agreement.

     11.7 NOTICE. Any notice required hereunder may be served by either party on the other by personal delivery, by sending same, post-prepaid, by registered or by certified mail, by overnight mail, or by overnight delivery to the respective party's address set forth below:

BD:                             Becton Dickinson Pharmaceutical Systems
                                1 Becton Drive
                                Franklin Lakes, New Jersey 07417-1886
                                Attention: President

with a copy to:                 Becton, Dickinson and Company
                                1 Becton Drive
                                Franklin Lakes, New Jersey 07417-1880
                                Attention: General Counsel

Aviron:                         Aviron
                                297 North Bernardo Avenue
                                Mountain View, California 94043
                                Attention: Chief Executive Officer

with a copy to:                 Cooley Godward LLP
                                3000 El Camino Real
                                5 Palo Alto Square
                                Palo Alto, California 94306-2155
                                Attention: Barbara A. Kosacz, Esq.

or to such other address as one party may notify the other as provided herein. The date of any Notice shall either be the date of delivery or the date of refusal to accept delivery, whichever occurs first.

     11.8 WAIVER. A waiver by either party or a breach of any of the terms of this Agreement by the other party shall not be deemed a waiver of any subsequent breach of the terms of this Agreement.

                                      15.

     11.9 DISPUTE RESOLUTION.

          (a) The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations between executives who have the authority to settle such dispute. Either party may give the other party written notice of any dispute hereunder not resolved in the normal course of business. Within thirty (30) days following such delivery of such notice, executives of both parties shall attempt to resolve such dispute in the course of discussions conducted by telephone or face-to-face meeting at a mutually acceptable times and places, and thereafter as often as they reasonably deem necessary, to exchange relevant information.

          (b) Except as provided in Subsection 6.2(c), if the matter has not been resolved within sixty (60) days following the written notice of a dispute, or if the parties fail to discuss or meet within the thirty (30) day period, either party may initiate non-binding mediation of the dispute under the Center for Public Resources Model ADR Procedures for Mediation of Business Disputes ("CPR Procedures") before pursuing all other available remedies. Once the mediation is initiated by one party, the other party shall participate in and conduct mediation in accordance with the CPR Procedures in good faith. Neither party shall have the right to pursue other remedies available by law or equity unless the CPR Procedures have been completed without settlement of the dispute. If the dispute is not resolved in the course of discussions and if neither party initiates mediation within one hundred and twenty (120) days from receipt of a notice of dispute pursuant to Subsection (a) above, then the dispute is consider resolved and the parties are precluded from pursuing any other available remedies in connection therewith, unless the parties agree in writing to extend such period of time.

          (c) Each party shall pay its own costs and expenses incurred in attempting to resolve a dispute pursuant to the procedures set forth in this Section and shall share equally the cost of the mediation.

     11.10 GOVERNING LAW. This Agreement is to be governed by and construed in accordance with [***] law, including all applicable provisions of the Uniform Commercial Code.

     11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which once so executed and delivered shall be deemed an original, but all of which shall constitute but one and the same Agreement. All headings and captions are inserted by convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.


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                                      16.

     IN WITNESS WHEREOF, each of the parties have caused this Agreement to be signed by their duly authorized representatives.

BECTON, DICKINSON AND COMPANY,              AVIRON
THROUGH ITS PHARMACEUTICAL SYSTEMS
DIVISION

By:                                         By:
    -----------------------------               --------------------------------
    Authorized Signature                         Authorized Signature

---------------------------------           ------------------------------------
           Name & Title                                 Name & Title

Date Signed:                                Date Signed:
             --------------------                        -----------------------

List of Attached Exhibits:

1.7               Product
1.9               Specifications
1.11              Aviron Vaccine
1.11A             Other Aviron Vaccines
3.1A & B          Prices Lists
6.1               Shipping Instructions
8.3               Press Release

         Aviron Supply Agreement

                                      17.

                                   EXHIBIT 1.7

                         PRODUCT COMPONENT DESCRIPTIONS:

Item 1:
[***]

Item 2:
[***]

Item 3:
[***]

Item 4:
[***]

Item 5:
[***]



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

                                   EXHIBIT 1.9

[***]



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



[***]


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                                       2.

[***]

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                                       3.

[***]


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                                       4.

[***]


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                                       5.

[***]


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                                       6.

[***]


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                                       7.

[***]


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[***] Confidential Treatment Requested.

                                       8.

[***]

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[***] Confidential Treatment Requested.

                                       9.

[***]

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[***] Confidential Treatment Requested.

                                      10.

[***]

-----------------
[***] Confidential Treatment Requested.


                                      11.

[***]

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                                      12.

[***]

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                                      13.

[***]

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                                      14.

[***]

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                                      15.

[***]

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                                      16.

[***]

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                                      17.

[***]

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[***] Confidential Treatment Requested.

                                      18.

[***]

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[***] Confidential Treatment Requested.

                                      19.

[***]

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[***] Confidential Treatment Requested.

                                      20.

[***]

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[***] Confidential Treatment Requested.

                                      21.

[***]

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[***] Confidential Treatment Requested.

                                      22.

[***]

-----------------
[***] Confidential Treatment Requested.

                                      23.

[***]

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[***] Confidential Treatment Requested.

                                      24.

[***]

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[***] Confidential Treatment Requested.

                                      25.

[***]

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[***] Confidential Treatment Requested.

                                      26.

[***]

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[***] Confidential Treatment Requested.

                                      27.

[***]

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[***] Confidential Treatment Requested.

                                      28.

[***]

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[***] Confidential Treatment Requested.

                                      29.

[***]

-----------------
[***] Confidential Treatment Requested.

                                      30.

[***]

-----------------
[***] Confidential Treatment Requested.

                                      31.

[***]

-----------------
[***] Confidential Treatment Requested.

                                      32.

[***]

-----------------
[***] Confidential Treatment Requested.

                                      33.

[***]

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[***] Confidential Treatment Requested.

                                      34.

[***]

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                                      35.

                                  EXHIBIT 1.11

Aviron vaccines to be used with Product:



[***]

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



                                  EXHIBIT 1.11A

Other Aviron Vaccines:

[***]

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[***] Confidential Treatment Requested.

                                       2.

                                  EXHIBIT 3.1A



PRICING [***]



[***]









All prices include packaging for shipment in accordance with the Specifications.













[***]


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

                                  EXHIBIT 3.1B



PRICING [***]



[***]









All prices include packaging for shipment in accordance with the Specifications.






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                                       2.

                                   EXHIBIT 6.1

Shipping Instructions:

1.   General Shipping Instructions:

     - BD shall ship the Product on an ongoing basis from Pont-de-Claix to its warehouse in New Jersey, according to a schedule to be mutually agreed upon between the parties.

     - Aviron's orders shall be shipped from the New Jersey facility to the filling and finishing facility designated by Aviron, according to a schedule to be mutually agreed upon between the parties.

     -    [***]

2.   Special Shipping Instructions:

     -    [***]

3.   Storage at BD:

     -    [***]

4.   Shipping Documentation:

     - BD shall provide with each shipment of Product a Certificate of Conformance and Sterility, and upon request, BD shall provide a copy of the test results obtained in the course of conformance testing of the Product by BD prior to the release of the Product to Aviron.





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

                                  EXHIBIT 8.3

BECTON DICKINSON AND AVIRON SIGN JOINT SUPPLY
AGREEMENT FOR FLUMIST(TM) INTRANASAL INFLUENZA
VACCINE SPRAY DEVICE

Franklin Lakes, NJ and Mountain View, CA - August XX, 1998 - Becton Dickinson and Company (NYSE:BDX) and Aviron (NASDAQ:AVIR) today announced they have signed a worldwide multiyear supply agreement in which Becton Dickinson will supply its ACCUSPRAY(TM) non-invasive nasal spray delivery system for administration of Aviron's novel FLUMIST(TM) intranasal influenza vaccine. Financial terms were not disclosed.

FLUMIST(TM) a live, attenuated influenza virus, is delivered to the mucous membrane of the nose where it cAN stimulate production of mucosal and circulating antibodies against influenza. In June, Aviron submitted a Product License Application/Establishment License Application for FLUMIST(TM) to the U.S. Food and DrUG Administration. Aviron is seeking U.S. licensure for FLUMIST(TM) to prevent influenza and its complications IN children and adults. In addition, the company is seeking licensure for FLUMIST(TM) , when coadministered wiTH inactivated vaccine (flu shots), in high-risk adults such as the elderly.

Under terms of the supply agreement, Becton Dickinson will be the exclusive supplier of the ACCUSPRAY(TM) system TO Aviron through the 2001-02 flu season. The agreement includes plans for a capacity expansion to accommodate production of 50 million units. The ACCUSPRAY(TM) system is a patented, proprietary, non-invasive nasal deliveRY system designed to be patient-friendly and simple to use, making it easy for health care providers to administer FLUMIST(TM) . The ACCUSPRAY(TM) system has been used by Aviron to administer FLUMIST(TM) in its clinical trials.

FLUMIST(TM) has been tested in approximately 5500 individuals aged 12 months to 81 years, as part of a CollaboratiVE Research and Development Agreement (CRADA) between Aviron and the National Institute of Allergy and Infectious Disease (NIAID) of the National Institutes of Health (NIH).

"Becton Dickinson has provided the nasal delivery systems to all of our FLUMIST(TM) trials beginning in 1995," saID J. Leighton Read, M.D., Aviron's Chairman and Chief Executive Officer. "We are also using the ACCUSPRAY(TM) systEM for our Phase 2 clinical trial of Aviron's intranasal croup vaccine targeting parainfluenza virus (PIV-3). Becton Dickinson provides a substantial expertise in the development of novel drug delivery systems and high volume manufacturing."

"Becton Dickinson is looking forward to a long term, broad relationship with Aviron," said Werner De Backer, Worldwide President of Becton Dickinson Pharmaceutical Systems. "The ACCUSPRAY(TM) system demonstrates BectON Dickinson's commitment to the development of innovative drug delivery systems beyond traditional needle-based drug delivery as we develop products to help people live healthy lives through innovations in immunization. Becton Dickinson's commitment to innovation in immunization is again seen in our broad partnership with UNICEF for the elimination of Tetanus Toxoid."

                                       2.

Aviron is a biopharmaceutical company based in Mountain View, CA focused on prevention of disease. The company's goal is developing vaccines, which offer cost-effective prevention of a wide range of infections that affect the general population. The majority of Aviron's products under development are live vaccines against viral infections. FLUMIST(TM) , an intranasal influenza vaccine, is currently under review by the U.S. Food and DrUG Administration. Other products for respiratory conditions include parainfluenza (PIV-3) and respiratory syncytial virus (RSV). Also under development are vaccines for cytomegalovirus (CMV) and genital herpes (HSV-2). Aviron is also developing, in collaboration with SmithKline Beecham, a subunit vaccine against Epstein-Barr virus (EBV) infection, a major cause of infectious mononucleosis.

This press release contains forward-looking statements regarding the performance of Aviron. Actual results may differ materially from those suggested here. Additional information concerning factors that could cause such a difference is contained in Aviron's Annual Report on Form 10-K for year ending December 31, 1997.

Becton Dickinson, headquartered in Franklin Lakes, NJ, is a global medical technology company that manufactures and sells a broad range of medical supplies and diagnostic systems for use by health care professionals, medical research institutions and the general public. The company employs approximately 18,000 people in more than 40 countries. For its most recent fiscal year the company reported revenues of $2.8 billion.

This press release also contains certain forward-looking statements (as defined under Federal securities laws) regarding the performance of Becton Dickinson, including future revenues, products and income, which are based upon current expectations of Becton Dickinson and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described in any forward-looking statement. Factors that could cause actual results to vary materially include, but are not limited to, competitive factors, changes in regional, national or foreign economic conditions, changes in interest or foreign currency exchange rates, delays in product introductions, Year 2000 issues, and changes in health care or other governmental regulations, as well as other factors discussed herein and in Becton Dickinson's filings with the Securities and Exchange Commission.

To receive an index and copies of recent press releases, call Aviron's News-On-Call toll-free fax service, 800-758-5804, extension 114000. Additional information about the company can be located at http://www.aviron.com.

For further information, contact:

Aviron                     Media
                           Karen Gilbert: 650-919-6578
                           John Bluth, Fleishman-Hillard: 212-453-2429

Investors                  Fred Kurland: 650-919-6666
                           Lyn Christenson: 650-919-3716

Becton Dickinson           J.J. Costagliola - Director of Sales: 201-847-4726
                           Gerhard Mayer - Marketing Manager: 201-847-4735

                                       3.

                                       4.